UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 16, 2023 (June 15, 2023)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 S Craig Place Lombard, Illinois 60148	60148
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 615-1216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on October 31, 2022, the Company entered into an Agreement and Plan of Merger (as subsequently amended on March 28, 2023 the “Merger Agreement”) by and among Welsbach Technology Metals Acquisition Corp. (the “Company”), a Delaware corporation, WTMA Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and WaveTech Group, Inc., a Delaware corporation (“WaveTech”).

On June 15, 2023, the Company, Merger Sub, and WaveTech entered into a Termination and Release Agreement (the “Termination and Release Agreement”) pursuant to which, among other things, the Company and WaveTech mutually terminated the Merger Agreement pursuant to Section 10.01(a) thereof.

Upon termination of the Merger Agreement, each of the Ancillary Agreements (as defined in the Merger Agreement) with the exception of the Confidentiality Agreement (as defined in the Merger Agreement), were terminated pursuant to their terms.

The foregoing summary of the Termination and Release Agreement is qualified in its entirety by the text of the Termination and Release Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 4, 2022, and the Ancillary Agreements, which were filed as Exhibits to the Current Report on Form 8-K filed by the Company on November 4, 2022, are also incorporated herein by reference.

Item 8.01. Other Events

On June 16, 2023, the Company and WaveTech issued a joint press release announcing the termination of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. As a result of the termination of the Merger Agreement, the Company intends to withdraw its registration statement on Form S-4, as amended, initially filed with the Securities and Exchange Commission on November 14, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Termination and Release Agreement, dated as of June 15, 2023, by and among the Company, Merger Sub and WaveTech.

99.1	Press Release dated June 16, 2023, Re: Mutual Termination of Merger Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Welsbach Technology Metals Acquisition Corp.

Date: June 16, 2023	By:	/s/ Christopher Clower
Christopher Clower
Chief Operating Officer and Director

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